UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

103 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

(973) 921-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.	1
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.	1
SIGNATURES	2
EX-1.1: Underwriting Agreement
EX-4.1: Form of 6.00% Senior Notes due 2013.

PURPOSE OF FILING

The purpose of this filing is to report to you that we have closed our sale of $400 million in 6.00% Senior Notes due 2013.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2008, The Dun & Bradstreet Corporation (the “Company”) closed its sale of $400 million aggregate principal amount of its 6.00% Senior Notes due 2013 (the “Notes”), pursuant to an Underwriting Agreement dated March 27, 2008, among the Company and Citigroup Global Markets Inc., and J.P. Morgan Securities Inc. The Underwriting Agreement is attached hereto as Exhibit 1.1. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 previously filed with the Securities and Exchange Commission.

The aggregate net proceeds received by the Company from the sale of the Notes were approximately $397 million, after deducting the underwriting discount and offering expenses. The Company will use the aggregate net proceeds to repay approximately $397 million of indebtedness under its revolving credit facility. The Notes are the Company’s unsecured and unsubordinated obligations and will rank equally with all of its current and future unsecured and unsubordinated indebtedness, including any borrowings under its senior credit facilities, and senior to all of its future subordinated debt. The Indenture (defined below) does not prohibit the incurrence of indebtedness by the Company or its subsidiaries.

The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of March 14, 2006, between the Company and The Bank of New York, as Trustee. The Notes will mature on April 1, 2013. Interest on the Notes is payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2008. Each interest payment will be made to the persons who are registered holders of the Notes on the immediately preceding March 15 and September 15, respectively.

The foregoing description of the terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated March 14, 2006, and the Form of 6.00% Senior Notes due 2013 attached as Exhibit 4.1 hereto.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of March 27, 2008 among The Dun & Bradstreet Corporation, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

4.1	Form of 6.00% Senior Notes due 2013.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Jeffrey S. Hurwitz
Name:	Jeffrey S. Hurwitz
Title:	Senior Vice President, General Counsel & Corporate Secretary

DATE: April 1, 2008

Exhibit No.	Exhibit
1.1	Underwriting Agreement, dated as of March 27, 2008 among The Dun & Bradstreet Corporation, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

4.1	Form of 6.00% Senior Notes due 2013.

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